EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Thomas J. Barrack, Jr.

Printed Name: Thomas J. Barrack, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Gordon M. Bethune

Printed Name: Gordon M. Bethune

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ David Bonderman

Printed Name: David Bonderman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Kirbyjon Caldwell

Printed Name: Kirbyjon Caldwell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Patrick Foley

Printed Name: Patrick Foley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Lawrence W. Kellner

Printed Name: Lawrence W. Kellner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Chris Kenny

Printed Name: Chris Kenny

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Douglas McCorkindale

Printed Name: Douglas McCorkindale

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Jeffrey J. Misner

Printed Name: Jeffrey J. Misner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ George G. C. Parker

Printed Name: George G. C. Parker

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Richard W. Pogue

Printed Name: Richard W. Pogue

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ William S. Price III

Printed Name: William S. Price

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Donald L. Sturm

Printed Name: Donald L. Sturm

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Karen Hastie Williams

Printed Name: Karen Hastie Williams

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 20, 2002 /s/ Charles A. Yamarone

Printed Name: Charles A. Yamarone